UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

NOVAVAX, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Novavax, Inc.Important Notice Regarding the Availability of Proxy Materials forthe Annual Meeting of Stockholders to be held on June 28, 201921 Firstfield Road, Gaithersburg, Maryland 20878You are receiving this communication because you hold shares inthe company named above. This is not a ballot. You cannot usethis notice to vote these shares. This communication presentsonly an overview of the more complete proxy materials that areavailable to you on the Internet. We encourage you to access andreview all of the important information contained in the proxymaterials before voting.The Notice and Combination Document are available at www.viewproxy.com/novavax/2019.If you want to receive a paper or e-mail copy of these documents,you must request one. There is no charge to you for a copy.Please make your request for a copy as instructed below on orbefore June 20, 2019 to facilitate timely delivery.Important information regarding the Internet availability of theCompany’s proxy materials, instructions for accessing yourproxy materials and voting online and instructions for requestingpaper or e-mail copies of your proxy materials are provided onthe reverse side of this Notice.STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.Voting ItemsThe 2019 Annual Meeting of Stockholders of Novavax, Inc. will be held on June 28, 2019 at 8:30 a.m. EDT at21 Firstfield Road, Gaithersburg, Maryland 20878, for the followingpurposes:1. Election of Class III Directors:01. Rachel K. King 02. Michael A. McManus, Jr. 03. James F. Young2. To consider and vote whether to approve, on an advisory basis, the compensation paid to Named Executive Officers.3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, to increase the number ofshares of the Company’s common stock, par value $0.01, available for issuance thereunder by 1,000,000 shares.4. To amend and restate the Novavax, Inc. Amended and Restated 2013 Employee Stock Purchase Plan, as amended, to increase thenumber of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 200,000 shares.5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal yearending December 31, 2019.The Board of Directors recommends a vote FOR the nominees listed, and FOR Proposals 2, 3, 4, and 5.INTERNETTELEPHONEE-MAILCONTROL NO.The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.Material for this annual meeting and future meetings may be requested by one of the following methods:To view your proxy materials online, go to www.viewproxy.com/novavax/2019.Have your 11 digit control number (located below) available when you access the website andfollow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com* If requesting material by e-mail, please send a blank e-mail with the company name and your11 digit control number (located below) in the subject line. No other requests, instructions orother inquiries should be included with your e-mail requesting material.You must use the 11 digit control number located in the box below.

Novavax, Inc.Meeting location: 21 Firstfield Road, Gaithersburg, Maryland 20878PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you for review at:www.viewproxy.com/novavax/2019Notice and Combination DocumentACCESSING YOUR PROXY MATERIALS ONLINEHave this notice available when you request a paper copy of the proxy materials orto vote your proxy electronically.You must reference your control number to vote by Internet or request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Materials On The Internet.You Will Be Asked To Follow The Prompts To Vote Your Shares.Your electronic vote authorizes the named proxies to vote your shares in the same manneras if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALSBy telephone please call 1-877-777-2857orBy logging onto www.viewproxy.com/novavax/2019orBy email at: requests@viewproxy.comPlease include the company name and your control number in the e-mail subject line.